EXHIBIT 99
                                                                    ----------

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the accompanying Quarterly Report of EMC Insurance Group Inc. on Form 10-Q for the period ending June 30, 2002, each of the undersigned herby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of EMC Insurance Group Inc. that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of Securities Exchange Act of 1934, and

     (2) The information contained in this report fairly presents, in all material respects, the company's financial condition and results of operations.


                              EMC INSURANCE GROUP INC.
                              Registrant



                              /s/  Bruce G. Kelley
                              ---------------------
                              Bruce G. Kelley
                              President & Chief Executive Officer



                              /s/  Mark Reese
                              ---------------------
                              Mark Reese
                              Vice President and
                              Chief Financial Officer

Date: August 14, 2002